Securities, 424I - Securities, 424I: 1	Dec. 03, 2025 USD ($)
Securities, 424I Table
Security Class Title	GraniteShares Platinum Shares
Aggregate Sales Price	$ 32,447,075.30
Aggregate Redeemed or Repurchased, FY	10,317,214.02
Aggregate Redeemed or Repurchased, Prior FY	1,403,812.09
Redemption Credits	(0)
Net Sales	$ 20,726,049.19
Fee Rate	0.01381%
Amount of Registration Fee	$ 2,862.27